UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 23, 2019
Date of Report (Date of earliest event reported)

APYX MEDICAL CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	12183	11-2644611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5115 Ulmerton Road Clearwater, Florida 33760
(Address of principal executive offices) (Zip Code)

(727) 384-2323
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

On January 23, 2019, the Board of Directors the (“Board”) of Apyx Medical Corporation (the “Corporation”) approved the following compensation arrangement for the Corporation’s non-employee directors:

Base Annual Director Fee

•	the base annual cash compensation to be paid to each of the non-employee members of the Board shall be $35,000 per year.

Non-Executive Chairman and Vice Chairman

•	in addition to the foregoing, the additional cash compensation to be paid to the Non-executive Chairman of the Board shall be $30,000.

•	in addition to the foregoing, the additional cash compensation to be paid to the Vice Chairman of the Board shall be $27,500.

Lead Independent Director

•	in addition to the foregoing, the additional cash compensation to be paid to the Lead Independent Director of the Board shall be $15,000.

Audit Committee

•	in addition to the foregoing, the annual cash compensation to be paid to the Chairman of the Audit Committee of the Board shall be $36,000 per year.

•	in addition to the foregoing, the annual cash compensation to be paid to each of the members of the Audit Committee of the Board (other than Chairman of the Audit Committee) shall be $7,500.

Compensation Committee

•	in addition to the foregoing, the annual cash compensation to be paid to the Chairman of the Compensation Committee of the Board shall be $10,000.

•
in addition to the foregoing, the annual cash compensation to be paid to each of the members of the Compensation Committee of the Board (other than the Chairman of the Compensation Committee) shall be $5,000.

Nomination and Governance Committee

•	in addition to the foregoing, the annual cash compensation to be paid to the Chairman of the Nominating and Governance Committee of the Board shall be $5,000.

•
in addition to the foregoing, the annual cash compensation to be paid to each of the members of the Nominating and Governance Committee of the Board (other than the Chairman of the Nominating and Governance Committee) shall be $2,500.

Annual Stock Option Grant

•
each non-employee member of the Board shall be granted, on the date of the Corporation’s annual meeting of stockholders, an option to purchase 17,000 shares of the Corporation’s common stock at an exercise price equal to the closing price of the Corporation’s common stock on its principal exchange, subject to standard three (3) year vesting and upon such other terms as the Board may resolve.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2019	BOVIE MEDICAL CORPORATION

By: /s/ Tara Semb
Tara Semb
Chief Financial Officer, Secretary and Treasurer